Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies

Operating leases
We conduct certain operations in leased facilities and also lease a portion of our data processing and other equipment. In addition, certain long-term supply agreements to purchase industrial gases are accounted for as operating leases. Lease agreements frequently include purchase and renewal provisions and require us to pay taxes, insurance and maintenance costs. Rental and lease expense incurred was $120 million, $124 million and $109 million in 2013, 2012 and 2011, respectively.

Capitalized software licenses
We have licenses for certain internal-use electronic design automation software that we account for as capital leases. The related liabilities are apportioned between Accounts payable and Deferred credits and other liabilities on our Consolidated balance sheets, depending on the contractual timing of payments.

Purchase commitments
Some of our purchase commitments entered in the ordinary course of business provide for minimum payments.

As of December 31, 2013, we had committed to make the following minimum payments under our non-cancellable operating leases, capitalized software licenses and purchase commitments:

	Operating Leases	Capitalized Software Licenses	Purchase Commitments
2014	$96	$44	$102
2015	81	43	46
2016	60	26	31
2017	44	—	24
2018	32	—	8
Thereafter	100	—	22

Indemnification guarantees
We routinely sell products with an intellectual property indemnification included in the terms of sale. Historically, we have had only minimal, infrequent losses associated with these indemnities. Consequently, we cannot reasonably estimate or accrue for any future liabilities that may result.

Warranty costs/product liabilities
We accrue for known product-related claims if a loss is probable and can be reasonably estimated. During the periods presented, there have been no material accruals or payments regarding product warranty or product liability. Historically, we have experienced a low rate of payments on product claims. Although we cannot predict the likelihood or amount of any future claims, we do not believe they will have a material adverse effect on our financial condition, results of operations or liquidity. Consistent with general industry practice, we enter into formal contracts with certain customers that include negotiated warranty remedies. Typically, under these agreements our warranty for semiconductor products includes three years of coverage; an obligation to repair, replace or refund; and a maximum payment obligation tied to the price paid for our products. In some cases, product claims may exceed the price of our products.

General
We are subject to various legal and administrative proceedings. Although it is not possible to predict the outcome of these matters, we believe that the results of these proceedings will not have a material adverse effect on our financial condition, results of operations or liquidity. From time to time, we also negotiate contingent consideration payment arrangements associated with certain acquisitions, which are recorded at fair value.

Discontinued operations indemnity
In connection with the 2006 sale of the former Sensors & Controls (S&C) business, we have agreed to indemnify Sensata Technologies, Inc., for specified litigation matters and certain liabilities, including environmental liabilities. In a settlement with a third party, we have agreed to indemnify that party for certain events relating to S&C products, which events we consider remote. We believe our total remaining potential exposure from both of these indemnities will not exceed $200 million. As of December 31, 2013, we believe future payments related to these indemnity obligations will not have a material effect on our financial condition, results of operations or liquidity.